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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                September 3, 2002
                Date of Report (Date of earliest event reported)



                             FREEREALTIME.COM, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-27493               33-0881720
(State or other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification Number)


      8001 IRVINE CENTER DRIVE,                                   92618
              4TH FLOOR
         IRVINE, CALIFORNIA                                     (Zip Code)

   (Address of principal executive
              offices)


                                 (949) 754-3085
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.       OTHER EVENTS

         As previously reported, on April 24, 2001, Freerealtime.com, Inc. and its wholly-owned subsidiary FreeRealTime.com-Canada (collectively, the "Debtors") filed voluntary bankruptcy petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, which cases are being jointly administered under case numbers SA01-13495JR and SA01-13497JR. Since the April 24, 2001 petition date, the Debtors have operated their business as debtors in possession under the jurisdiction of the Bankruptcy Court.

On January 22, 2002, the Debtors filed the Original Joint Chapter 11 Plan (the "Plan") and a Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code with respect to the Plan (the "Disclosure Statement").

On September 3, 2002, the Debtors filed a First Amended Joint Chapter 11 Plan (the "First Amended Plan") and a First Amended Joint Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code with respect to the First Amended Plan (the "First Amended Disclosure Statement"). Copies of the First Amended Plan and the First Amended Disclosure Statement are attached as Exhibits
2.1 and 2.2 respectively and incorporated herein by reference.




ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

               2.1  First Amended Joint Chapter 11 Plan.

               2.2  First Amended Disclosure Statement.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Freerealtime.com, Inc.


Date:    September 10, 2002               By: /s/ Michael Neufeld
                                              ----------------------------------
                                              Michael Neufeld
                                              President, Chief Financial Officer
                                              and Secretary





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